SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              Current Report

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): Sept. 3, 1996


                   EVEREST & JENNINGS INTERNATIONAL LTD.
          (Exact name of Registrant as specified in its charter)


                      Commission File Number: 0-3585


             Delaware                           95-2536185
   (State or other jurisdiction               (IRS Employer
of incorporation or organization)          Identification No.)


          4203 Earth City Expressway, Earth City, Missouri  63045
                 (Address of principal executive offices)

                              (314) 512-7000
           (Registrant's telephone number, including area code)



























                      Exhibit Index located on Page 3

Item 5. Other Events.

    On September 3, 1996 the Company announced it had signed a definitive Agreement and Plan of Merger with Graham-Field Health Products, Inc. and BIL (Far East Holdings) Limited, the majority stockholder of Everest & Jennings, providing for the previously announced acquisition of Everest & Jennings by Graham-Field. Reference is made to the Company's press release, filed herewith as Exhibit 20.


Item 7.  Financial Statements and Exhibits

    (c) Exhibits.

         Exhibit No.                   Description
         -----------                   -----------
              20            Press release dated Sept. 3, 1996.




                                 SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           EVEREST & JENNINGS INTERNATIONAL LTD.
                                      (Registrant)

Date:  Sept. 4, 1996       By: /s/ Timothy W. Evans
                               Timothy W. Evans
                               Senior Vice President and
                                  Chief Financial Officer



                               EXHIBIT INDEX

                     Form 8-K dated September 3, 1996

    Exhibit                                    Sequential Page
     Number             Description            Number/Reference
     ------             -----------            ----------------

       20           Press release dated               4
                       Sept. 3, 1996.